Exhibit 99.1

World Fuel Services Corporation Appoints Jeff Smith as Chief Operating Officer

MIAMI--(BUSINESS WIRE)--October 17, 2017--World Fuel Services Corporation (NYSE: INT) today announced the appointment of Jeff Smith as Executive Vice President and Chief Operating Officer of the company.

With more than thirty years of corporate experience, Mr. Smith brings to World Fuel Services extensive operational and management experience in driving global transformation to complex operating models. Mr. Smith most recently served as Chief Information Officer of International Business Machines Corporation (“IBM”) from August 2014 through May 2017, where he was responsible for managing all front and back office systems and support for multiple domains including digital, supply chain, manufacturing, financial, and application services. Mr. Smith has also led both information technology and corporate business strategy in his roles as Chief Information Officer or Chief Executive Officer of large complex organizations in telecommunications, technology and financial services, including Suncorp Business Services, Telstra Corporation and Honeywell.

“We are excited to have Jeff join us to accelerate our digital transformation,” said Michael J. Kasbar, chairman and chief executive officer. “His expertise in bringing agility to business teams will be instrumental in driving improved operational performance to provide an exceptional experience for our customers and suppliers.”

Information Relating to Forward-Looking Statements

This release includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding our expectations about our digital transformation and driving improved operational performance. These forward-looking statements are qualified in their entirety by cautionary statements and risk factor disclosures contained in the company’s Securities and Exchange Commission (“SEC”) filings, including the company’s Annual Report on Form 10-K filed with the SEC on February 21, 2017. Actual results may differ materially from any forward-looking statements due to risks and uncertainties, including, but not limited to: our ability to effectively leverage technology and operating systems and realize anticipated benefits of digitizing our business, our ability to successfully execute and achieve efficiencies and other benefits related to our transformation initiatives, our ability to integrate and derive benefits from acquired businesses, our ability to capitalize on new market opportunities, the impact of quarterly fluctuations in results, the creditworthiness of our customers and counterparties and our ability to collect accounts receivable, fluctuations in world oil prices or foreign currency, changes in political, economic, regulatory, or environmental conditions, adverse conditions in the markets or industries in which we or our customers and suppliers operate, potential liabilities and the extent of any insurance coverage, the outcome of pending litigation and other proceedings, our failure to effectively hedge certain financial risks associated with the use of derivatives, non-performance by counterparties or customers on derivatives contracts, loss of, or reduced sales, to a significant government customer, uninsured losses, the impact of natural disasters, adverse results in legal disputes, unanticipated tax liabilities, our ability to retain and attract senior management and other key employees and other risks detailed from time to time in the company’s SEC filings. New risks emerge from time to time and it is not possible for management to predict all such risk factors or to assess the impact of such risks on our business. Accordingly, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, changes in expectations, future events, or otherwise.

About World Fuel Services Corporation

Headquartered in Miami, Florida, World Fuel Services is a global energy management company involved in providing energy procurement advisory services, supply fulfillment and transaction and payment management solutions to commercial and industrial customers, principally in the aviation, marine and land transportation industries. World Fuel Services sells fuel and delivers services to its clients at more than 8,000 locations in more than 200 countries and territories worldwide.

For more information, call 305-428-8000 or visit www.wfscorp.com.

CONTACT:
World Fuel Services Corporation
Ira M. Birns, 305-428-8000
Executive Vice President & Chief Financial Officer